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                                                                EXHIBIT 10.10(3)

                    INTERCREDITOR AND SUBORDINATION AGREEMENT


THIS SUBORDINATION AGREEMENT is entered into as of April 29, 1996 among IGF Holdings, Inc. ("Borrower"), whose address Is 4720 Kingsway Drive, Indianapolis, IN 46205; Union Federal Savings Bank of Indianapolis ("Lender"), whose address is 45 N. Pennsylvania, Suite 600, Indianapolis, IN 46204; and Pafco General Insurance Company ("Creditor"), whose address Is 4720 Kingsway Drive, Indianapolis, IN 46205.

RECITALS. Borrower is indebted to Creditor in the aggregate amount of $3,500,000.00. This amount is the total indebtedness of every kind from Borrower to Creditor. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of a term loan in the amount of
$7,500,000.00. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. Based on the representations and acknowledgments contained in this Agreement, Creditor and Borrower agree with Lender as follows:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Intercreditor and Subordination Agreement, as this Intercreditor and Subordination
         Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Intercreditor and Subordination Agreement from time to time.

         Borrower.  The word "Borrower" means IGF Holdings, Inc.

         Creditor.  The word "Creditor" means Pafco General Insurance Company.

         Lender. The word "Lender" means Union Federal Savings Bank of Indianapolis, its successors and assigns.

         Security interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or lien retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

         Subordinated Indebtedness. The words "Subordinated Indebtedness" mean and include without limitation all amounts outstanding under the terms of that certain promissory note dated as of April 29, 1996 in the

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          aggregate principal amount of $3,500,000.00 from Borrower to Creditor.
          The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorney's, fees, and all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral if the owner fails to do so).

         Superior Indebtedness. The words "Superior Indebtedness" mean and include without limitation all amounts outstanding under the terms of that certain promissory note dated as of April 29, 1996 in the aggregate principal amount of $7,500,000.00 from the Borrower to the Lender. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest all costs and attorney fees and all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so).

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to the prior payment and satisfaction in full of all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's property, Creditor also subordinates all its Security Interests to all Security Interests held by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later. The Creditor hereby agrees not to take any action to foreclose or otherwise realize upon any property in which the Lender maintains an Security Interest before the earlier of (a) a Proceeding,
(b) payment in full of the Superior Indebtedness, or (c) the commencement by the Lender of the exercise of its remedies with respect to the property in which the Lender maintains a Security Interest, or (d) ninety (90) days after the occurrence of both (i) an "event of default" under the terms of the Superior Indebtedness, and (ii) a payment default under these Subordinated Indebtedness. As used herein, the term "Proceeding" means the making of an assignment for the benefit of creditors of the Borrower; the voluntary or involuntary dissolution, winding up, total or partial liquidation, reorganization, bankruptcy, insolvency, receivership, or marshalling of assets or liabilities of the Borrower; or any other statutory, common law or other contractual proceeding or arrangement for the postponement or adjustment of all or substantial part of the liabilities of the Borrower.

PAYMENTS TO CREDITOR. Except as provided below, Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (a) any payment upon any Subordinated Indebtedness, (b) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount at Subordinated Indebtedness, or (c) any transfer of any assets as security for the Subordinated Indebtedness.
Notwithstanding the foregoing, Borrower may make payments of principal and interest to Creditor in accordance with the terms of the Subordinated Indebtedness if and only if at the time of making such payment and immediately after giving effect thereto no "event of default" with respect to the Superior Indebtedness or the documents or instruments executed in connection therewith, or an event which, with the giving of notice or the lapse of time, or both,


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would  become such an event of  default,  shall  occur or have  occurred  and be continuing  unremedied or unwaived in a writing signed by Lender in which Lender
expressly   consents  to  resumption  of  such  payments  on  the   Subordinated
Indebtedness. Creditor may not accelerate any amounts owed to Creditor without Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrowers assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution, sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event (a) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor or Borrower shall mark any note or other instrument evidencing Subordinated Indebtedness with a notation indicating that the debt evidenced thereby is subordinated under the terms of this Agreement. Creditor shall not assign, pledge or otherwise transfer any such note or instrument without the prior written approval of Lender, unless the person or entity to whom the note or instrument is otherwise assigned, pledged or transferred agrees in writing to be bound by the terms of this Agreement. Creditor shall notify Lender within five business days after such assignment, pledge or transfer of the name and address of the assignee, pledgee or transferee.

COLLATERAL AGENT. Creditor hereby appoints Lender as its agent to hold shares of common stock in IGF Insurance Company identified on Schedule A hereto (the "Pledged Shares"), in which both Lender and Creditor have obtained a Security Interest. The sole purpose of this appointment shall be to permit Creditor to perfect its security interest in the Pledged Shares. The Lender's only duty in its capacity as collateral agent for Creditor shall be to hold the Pledged Shares for its own account and the account of the Creditor. It is agreed that the duties of the Lender in its capacity as collateral agent are only as set

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forth herein and that it shall incur no liability  whatever in  connection  with its acting as collateral agent. After the repayment of the Superior Indebtedness or the release of Lender's Security Interest in the Pledged Shares, the Lender may resign and be discharged from its duties as collateral agent hereunder by giving notice in writing of such resignation and delivering the Pledged Shares to the Creditor. Upon the resignation of the Lender from its capacity as collateral agent for Creditor, Creditor shall hold the Pledged Shares on its own behalf. Lender's acceptance of the appointment as collateral agent for Creditor shall in no way impair or restrict its ability to deal with the Pledged Shares as contemplated under that certain Pledge Agreement dated as of April 29, 1996 between Lender and Borrower. Creditor hereby agrees to indemnify and hold harmless Lender against any damages, costs or expenses incurred by Lender as a result of its acting as collateral agent for Creditor with respect to the Pledged Shares.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(b) this Agreement is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (d) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's, financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever, (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or non-action on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower; (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to


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Creditor, (a) alter, compromise,  renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; (b) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (c) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorses, or guarantors on any terms or manner Lender chooses; (d) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (e) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (f) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement is hereby authorized to preserve such priority and subordination in approving any such plan of reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Indiana. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Marion County, State of Indiana. Lender, Creditor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Creditor or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana. No provision contained in this Agreement shall be construed (a) as requiring Lender to grant to Borrower or to Creditor any financial


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          assistance or other  accommodations,  or (b) as limiting or precluding
          Lender from the exercise of Lender's own judgment and discretion about
          amounts   and  times  of   payment  in  making   loans  or   extending
          accommodations to Borrower.

         Amendments. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender, Borrower, and Creditor.

         Attorneys' Fees; Expenses. Creditor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         Successors. This Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated Indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.


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BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE
PROVISIONS OF THIS INTERCREDITOR AND SUBORDINATION AGREEMENT,
AND BORROWER AND CREDITOR AGREE TO ITS TERMS.  THIS AGREEMENT
IS DATED AS OF APRIL 29, 1996.


BORROWER:

IGF Holdings, Inc.



By:       /s/ Douglas H. Symons
          Douglas H. Symons, Vice President


CREDITOR:

Pafco General Insurance Company



By:      /s/ Douglas H. Symons
         Douglas H. Symons, President


LENDER:

Union Federal Savings Bank of Indianapolis



By:     /s/ Christopher K. Stark



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